Exhibit 10.1
AMENDMENT NO. 2
AMENDMENT NO. 2, dated as of August 18, 2026 (this “Amendment”), among Baxter International Inc., a Delaware corporation (the “Borrower Representative”), Baxter Healthcare SA (the “Swiss Borrower” and, together with Borrower Representative, the “Borrowers” and each, a “Borrower”), the Banks party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement (as defined below).
W I T N E S S E T H
WHEREAS, the Borrower Representative, the Swiss Borrower, Baxter World Trade SRL, the financial institutions party thereto (the “Banks”) and the Administrative Agent are party to that certain Amended and Restated Five-Year Credit Agreement, dated as of June 11, 2025 (as amended by that certain Amendment No. 1, dated as of November 25, 2025 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as further amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, on the Amendment No. 2 Effective Date and immediately prior to the effectiveness of the amendments contemplated hereby, Baxter World Trade SRL resigned as a Borrower pursuant to Section 5.21 of the Credit Agreement;
WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans to the Borrowers;
WHEREAS, the Borrowers wish to effect certain amendments to the Credit Agreement in accordance with Section 11.01(a) of the Credit Agreement;
WHEREAS, the Banks party hereto constituting Majority Banks under the Credit Agreement, the Borrowers and the Administrative Agent are willing to agree to the terms of this Amendment and the amendments to the Credit Agreement effected hereby; and
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:
ARTICLE 1.
AMENDMENTS TO THE CREDIT AGREEMENT
(a) Section 8.02(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(c) Net Leverage Ratio. As of the last day of any fiscal quarter (commencing with the fiscal quarter ending December 31, 2025), permit the Net Leverage Ratio on a pro forma basis for the applicable Test Period to be greater than the Net Leverage Ratio set forth in the table below:

Quarter Ending or Ended	Ratio
December 31, 2025	4.25 to 1.00
March 31, 2026	4.25 to 1.00
June 30, 2026	4.25 to 1.00
September 30, 2026	4.25 to 1.00
December 31, 2026	4.25 to 1.00
March 31, 2027	4.25 to 1.00
June 30, 2027	4.25 to 1.00
September 30, 2027	4.00 to 1.00
December 31, 2027 and thereafter	3.75 to 1.00
provided, however, commencing with the fiscal quarter ending December 31, 2027 and for each fiscal quarter thereafter, such Net Leverage Ratio shall be increased to 4.50 to 1.00 for each of the four fiscal quarters ending immediately following the consummation of any Material Acquisition.
(b) Section 11.23 of the Credit Agreement is hereby deleted in its entirety, and all references thereto in the Credit Agreement shall be deemed deleted.
REPRESENTATIONS AND WARRANTIES
Each Borrower represents and warrants to the Banks party hereto that:
(a)     The execution, delivery and performance by such Borrower of this Amendment are within such Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) such Borrower’s charter or by-laws or (ii) any law or any contractual restriction binding on or affecting such Borrower, except in the case of this clause (ii) where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the financial condition or operations of the Borrower Representative and its Consolidated Subsidiaries (taken as a whole).
(b)    The representations and warranties set forth in Article VII of the Amended Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier contained therein) immediately prior to and as of the Amendment No. 2 Effective Date (as defined below) as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(c)    At the time of and immediately after giving effect to this Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing.
ARTICLE 3.
CONDITIONS PRECEDENT
This Amendment shall become effective subject to the satisfaction of the following conditions (which occurred on the date hereof (such date, the “Amendment No. 2 Effective Date”)):
(a)    Executed Counterparts. The Administrative Agent shall have received executed counterparts of this Amendment from each Borrower and the Banks constituting the Majority Banks under the Credit Agreement.
(b)    Officer’s Certificate. The Administrative Agent shall have received a certificate dated the Amendment No. 2 Effective Date and signed by a Responsible Officer of the Borrower Representative, certifying on behalf of the Borrower Representative the accuracy of the representations and warranties set forth in Article 2 hereof.
(c)    Fees and Expenses. The Borrower Representative shall have paid all fees due and payable pursuant to that certain Fee Letter, dated as of August 4, 2026, between the Borrower Representative and the Administrative Agent. All other costs, fees and expenses payable to the Administrative Agent (including, without limitation, legal fees and expenses) shall have been paid on or prior to the Amendment No. 2 Effective Date, to the extent invoiced at least two Business Days prior to the Amendment No. 2 Effective Date.
(d)    USA PATRIOT Act, Beneficial Ownership. The Administrative Agent and each requesting Bank shall have received, at least 3 Business Days prior to the Amendment No. 2 Effective Date, all documentation and other information reasonably requested in writing by the Administrative Agent or such Bank, at least 5 Business Days prior to the Amendment No. 2 Effective Date, about the Borrowers that the Administrative Agent or such Bank reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and 31 C.F.R. § 1010.230.
(e)    Borrower Resignation. Baxter World Trade SRL shall have resigned as a Borrower pursuant to Section 5.21 of the Credit Agreement.
ARTICLE 4.
GENERAL

(a)    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Event of Default, (ii) to prejudice any right or rights which the Administrative

Agent or the Banks may now have or may have in the future under or in connection with the Amended Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower Representative or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Banks or the Administrative Agent, or any of them, under or with respect to any such documents.
(b)    Construction. On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
(c)    Acknowledgement and Reaffirmation. By its execution hereof, each Borrower hereby expressly agrees, with respect to each Loan Document to which it is a party that (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Amendment and (b) nothing contained in this Amendment shall be construed as a substitution or novation of its obligations, liabilities and indebtedness under such Loan Document.
(d)    Execution in Counterparts; Loan Document. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby, as the case may be, shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
(e)    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(f)    Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.
(g)    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)    Incorporation by Reference. The provisions of Sections 11.04, 11.09 and 11.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BAXTER INTERNATIONAL INC.

By:	/s/ William Vadbunker
Name:	William Vadbunker
Title:	Vice President, Treasurer and Global Taxation

Address for Notice Purposes:
One Baxter Parkway
Deerfield, Illinois 60015
Attention: Treasurer and Assistant Treasurer

BAXTER HEALTHCARE SA

By:	/s/ William Vadbunker
Name:	William Vadbunker
Title:	Authorized Signatory

Address for Notice Purposes:
One Baxter Parkway
Deerfield, Illinois 60015
Attention: Treasurer and Assistant Treasurer
[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Bank

By:	/s/ Gregory T. Martin
Name:	Gregory T. Martin
Title:	Executive Director
[Signature Page to Amendment No. 2]

BANK OF AMERICA, N.A., as
a Bank

By:	/s/ Grant Griffith
Name:	Grant Griffith
Title:	Vice President
[Signature Page to Amendment No. 2]

CITIBANK, N.A., as
a Bank

By:	/s/ Richard Rivera
Name:	Richard Rivera
Title:	Vice President
[Signature Page to Amendment No. 2]

Deutsche Bank AG New York Branch, as
a Bank

By:	/s/ Alison Lugo
Name:	Alison Lugo
Title:	Vice President

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Director
[Signature Page to Amendment No. 2]

Goldman Sachs Bank USA, as
a Bank

By:	/s/ Elizabeth Tosin
Name:	Elizabeth Tosin
Title:	Authorized Signatory
[Signature Page to Amendment No. 2]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Senior Vice President
[Signature Page to Amendment No. 2]

MIZUHO BANK, LTD., as
a Bank

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Managing Director
[Signature Page to Amendment No. 2]

MORGAN STANLEY BANK N.A., as a Bank

By:	/s/ Tayo Lapite
Name:	Tayo Lapite
Title:	Authorized Signatory
[Signature Page to Amendment No. 2]

U.S. Bank National Association, as
a Bank

By:	/s/ Heidi Barta
Name:	Heidi Barta
Title:	Vice President
[Signature Page to Amendment No. 2]

SOCIETE GENERALE, as
a Bank

By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director
[Signature Page to Amendment No. 2]

The Bank of Nova Scotia, as a Bank

By:	/s/ Iain Stewart
Name:	Iain Stewart
Title:	Managing Director
[Signature Page to Amendment No. 2]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as
a Bank

By:	/s/ Mike Tkach
Name:	Mike Tkach
Title:	Authorized Signatory
[Signature Page to Amendment No. 2]

Wells Fargo Bank, National Association, as
a Bank

By:	/s/ Andrea S Chen
Name:	Andrea S Chen
Title:	Managing Director
[Signature Page to Amendment No. 2]

MUFG Bank, LTD., as a Bank

By:	/s/ Andrew Moore
Name:	Andrew Moore
Title:	Authorized Signatory
[Signature Page to Amendment No. 2]